                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 19, 2002



                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                    1-9924                 52-1568099
         (State or other          (Commission             (IRS Employer
         jurisdiction of          File Number)          Identification No.)
         incorporation)



                399 Park Avenue, New York, New York             10043
                (Address of principal executive offices)      (Zip Code)



                                 (212) 559-1000
              (Registrant's telephone number, including area code)

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description
         -----------       -----------
         1.01              Terms Agreement, dated August 19, 2002, among the
                           Company and Salomon Smith Barney Inc., Banc One
                           Capital Markets, Inc., Banc of America Securities
                           LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc.,
                           HSBC Securities (USA) Inc., J.P. Morgan Securities
                           Inc., Lehman Brothers Inc., McDonald Investments
                           Inc., a KeyCorp Company, Melvin Securities, LLC and
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                           as Underwriters, relating to the offer and sale of
                           the Company's 5.625% Subordinated Notes due August
                           27, 2012.

         4.01              Form of Note for the Company's 5.625% Subordinated
                           Notes due August 27, 2012.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 26, 2002                               CITIGROUP INC.



                                                  By: /s/ Charles E. Wainhouse
                                                          Charles E. Wainhouse
                                                          Assistant Treasurer

                                       3